UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2007

ERHC ENERGY INC.

(Exact name of registrant as specified in its charter)

Colorado	000-17325	88-0218499

(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1570	77056
Houston, TX
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 9, 2007, ERHC Energy Inc. (“ERHC”) filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006. On February 9, 2007, ERHC announced its results of operations in a press release. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated February 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC Energy Inc.

By:	/s/PETER NTEPHE
Peter Ntephe, Secretary

DATE: February 12, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 9, 2007